Exhibit 10.14.6

Amended and Restated Interest Rate Swap Confirmation

TO:	Pure Earth Treatment (NJ), Inc., Pure Earth Recycling (NJ), Inc., and Rezultz, Incorporated
FROM:	Susquehanna Bank
DATE:	November 13, 2009
RE:	Interest Rate Swap
REF	NO.:CFSUSQHANNA2008111302

The purpose of this communication is to set forth the terms and conditions of the Interest Rate Swap Transaction entered into on the Trade Date referred to below (the "Interest Rate Swap Transaction"), between Susquehanna Bank ("Party A" or “we”) and Pure Earth Treatment (NJ), Inc. (formerly known as Casie Ecology Oil Salvage, Inc.), Pure Earth Recycling (NJ), Inc. (formerly known as MidAtlantic Recycling Technologies, Inc.), and Rezultz, Incorporated ("Party B" or “you”), as amended and restated hereby.  This communication constitutes a "Confirmation" as referred to in the Interest Rate Swap Agreement specified below.

This Confirmation incorporates the definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions").  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation is subject to and incorporates the terms of the ISDA Master Agreement and Schedule dated as of November 12, 2008, as amended, between Party A and Party B, as amended (the “Interest Rate Swap Agreement).  All provisions contained in, or incorporated by reference to, the Interest Rate Swap Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of that Interest Rate Swap Agreement and this Confirmation, this Confirmation shall prevail for the purpose of this Interest Rate Swap Transaction.

This interest rate swap Confirmation amends, supersedes, and replaces in its entirety the Confirmation dated November 13, 2008, as amended, between Party A and Party B.

The terms of the particular Interest Rate Swap Transaction to which this communication relates are as follows:

Notional Amount:	USD 8,000,000.00 for the initial Calculation Period and amortizing according to the attached Notional Schedule.

Trade Date:	November 13, 2008

Effective Date:	November 13, 2008

Termination Date:	November 15, 2015, with No Adjustment to Period End Dates.

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate:	6.10%

Fixed Rate Day Count Fraction:	Act/360

Fixed Rate Calculation Periods:
From and including the fifteenth (15th) day of each month to but excluding the fifteenth (15th) day of the following month starting with the Effective Date continuing until the Termination Date, with No Adjustment to Period End Dates.

Fixed Rate Payer Payment Dates:	Fifteenth (15th) calendar day of each month beginning with December 15, 2008, continuing until the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Calculation Periods:
From and including the fifteenth (15th) day of each month to but excluding the fifteenth (15th) day of the following month starting with the Effective Date continuing until the Termination Date, with No Adjustment to Period End Dates.

Floating Rate Payer Payment Dates:	Fifteenth (15th) calendar day of each month beginning with December 15, 2008, continuing until the Termination Date, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Option:
USD-LIBOR-BBA, however the reference to "two London Banking Days" in the third line of the definition of "USD-LIBOR-BBA" as published in Section 7.1.(w).(xvii) of the Annex to the 2000 ISDA Definitions is replaced by "one London Banking Day".

Designated Maturity:	1 Month (No interpolation)

Floating Rate Day Count:	Act/360

Floating Rate Spread:	250.0 bps (plus) (2.50%)

Initial Rate Setting (excluding spread):	1.40875%

Reset Dates:	First day of each Floating Rate Calculation Period, with No Adjustment

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	Party A

Governing Law:	New York

Payment Instructions Parties A and B:	Party A will debit/credit the Reserve Account of Party B for payment.

Notice to Party B:	Brent Kopenhaver, Chairman of the Board and Chief Financial Officer c/o Pure Earth, Inc. 3209 North Mill Rd. Vineland, NJ 08360 Facsimile No. 215-639-8756

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Interest Rate Swap Transaction by signing in the space provided below and sending a copy of the executed Confirmation to Susquehanna Bank, Two Aquarium Drive, Camden, NJ 08103, Attention:  Hugh J. Arbuthnot, Facsimile number 856.756.7825.

Susquehanna Bank

By:	____/s/ Hugh J. Arbuthnot_____________
Name:	Hugh J. Arbuthnot
Title:	Assistant Vice President

PURE EARTH TREATMENT (NJ), INC. (formerly known as CASIE ECOLOGY OIL SALVAGE, INC.), a New Jersey corporation

By:	_____/s/ Mark Alsentzer___________________
Name:	Mark Alsentzer
Title:	President

PURE EARTH RECYCLING (NJ), INC. (formerly known as MIDATLANTIC RECYCLING TECHNOLOGIES, INC.), a Delaware corporation

By:	___/s/ Mark Alsentzer_______________________
Name:	Mark Alsentzer
Title:	President

REZULTZ, INCORPORATED, a New Jersey corporation

By:	___/s/ Mark Alsentzer____________________
Name:	Mark Alsentzer
Title:	President

NOTIONAL SCHEDULE (Amended and Restated)
Start Date	End Date	Rate Fixing Date	Notional (USD)
13-Nov-08	15-Dec-08	12-Nov-08	8,000,000.00
15-Dec-08	15-Jan-09	12-Dec-08	7,926,995.93
15-Jan-09	15-Feb-09	14-Jan-09	7,850,912.50
15-Feb-09	15-Mar-09	13-Feb-09	7,774,431.38
15-Mar-09	15-Apr-09	13-Mar-09	7,693,617.93
15-Apr-09	15-May-09	14-Apr-09	7,616,314.64
15-May-09	15-Jun-09	14-May-09	7,537,323.11
15-Jun-09	15-Jul-09	12-Jun-09	7,459,202.88
15-Jul-09	15-Aug-09	14-Jul-09	7,379,416.61
15-Aug-09	15-Sep-09	14-Aug-09	7,300,471.01
15-Sep-09	15-Oct-09	14-Sep-09	7,221,112.77
15-Oct-09	15-Nov-09	14-Oct-09	7,140,122.17
15-Nov-09	15-Dec-09	13-Nov-09	7,140,122.17
15-Dec-09	15-Jan-10	14-Dec-09	7,140,122.17
15-Jan-10	15-Feb-10	14-Jan-10	7,140,122.17
15-Feb-10	15-Mar-10	12-Feb-10	7,055,866.55
15-Mar-10	15-Apr-10	12-Mar-10	6,967,581.61
15-Apr-10	15-May-10	14-Apr-10	6,882,419.67
15-May-10	15-Jun-10	14-May-10	6,795,644.19
15-Jun-10	15-Jul-10	14-Jun-10	6,709,579.10
15-Jul-10	15-Aug-10	14-Jul-10	6,621,925.03
15-Aug-10	15-Sep-10	13-Aug-10	6,534,947.42
15-Sep-10	15-Oct-10	14-Sep-10	6,447,512.95
15-Oct-10	15-Nov-10	14-Oct-10	6,358,526.70
15-Nov-10	15-Dec-10	12-Nov-10	6,270,165.53
15-Dec-10	15-Jan-11	14-Dec-10	6,180,277.77
15-Jan-11	15-Feb-11	14-Jan-11	6,090,980.29
15-Feb-11	15-Mar-11	14-Feb-11	6,001,213.76
15-Mar-11	15-Apr-11	14-Mar-11	5,907,925.08
15-Apr-11	15-May-11	14-Apr-11	5,817,197.00
15-May-11	15-Jun-11	13-May-11	5,725,006.65
15-Jun-11	15-Jul-11	14-Jun-11	5,633,317.73
15-Jul-11	15-Aug-11	14-Jul-11	5,540,192.66
15-Aug-11	15-Sep-11	12-Aug-11	5,447,532.95
15-Sep-11	15-Oct-11	14-Sep-11	5,354,386.53
15-Oct-11	15-Nov-11	14-Oct-11	5,259,843.56
15-Nov-11	15-Dec-11	14-Nov-11	5,165,711.24
15-Dec-11	15-Jan-12	14-Dec-11	5,070,209.17
15-Jan-12	15-Feb-12	13-Jan-12	4,975,080.74
15-Feb-12	15-Mar-12	14-Feb-12	4,879,452.63

15-Mar-12	15-Apr-12	14-Mar-12	4,781,668.62
15-Apr-12	15-May-12	13-Apr-12	4,685,024.55
15-May-12	15-Jun-12	14-May-12	4,587,078.99
15-Jun-12	15-Jul-12	14-Jun-12	4,489,412.79
15-Jul-12	15-Aug-12	13-Jul-12	4,390,472.87
15-Aug-12	15-Sep-12	14-Aug-12	4,291,773.95
15-Sep-12	15-Oct-12	14-Sep-12	4,192,556.57
15-Oct-12	15-Nov-12	12-Oct-12	4,092,107.63
15-Nov-12	15-Dec-12	14-Nov-12	3,991,841.45
15-Dec-12	15-Jan-13	14-Dec-12	3,890,372.21
15-Jan-13	15-Feb-13	14-Jan-13	3,789,046.37
15-Feb-13	15-Mar-13	14-Feb-13	3,687,188.28
15-Mar-13	15-Apr-13	14-Mar-13	3,582,920.84
15-Apr-13	15-May-13	12-Apr-13	3,479,980.02
15-May-13	15-Jun-13	14-May-13	3,375,908.82
15-Jun-13	15-Jul-13	14-Jun-13	3,271,880.62
15-Jul-13	15-Aug-13	12-Jul-13	3,166,751.57
15-Aug-13	15-Sep-13	14-Aug-13	3,061,624.71
15-Sep-13	15-Oct-13	13-Sep-13	2,955,945.63
15-Oct-13	15-Nov-13	14-Oct-13	2,849,210.59
15-Nov-13	15-Dec-13	14-Nov-13	2,742,415.76
15-Dec-13	15-Jan-14	13-Dec-13	2,634,595.26
15-Jan-14	15-Feb-14	14-Jan-14	2,526,673.10
15-Feb-14	15-Mar-14	14-Feb-14	2,418,184.04
15-Mar-14	15-Apr-14	14-Mar-14	2,307,895.88
15-Apr-14	15-May-14	14-Apr-14	2,198,257.64
15-May-14	15-Jun-14	14-May-14	2,087,671.01
15-Jun-14	15-Jul-14	13-Jun-14	1,976,875.98
15-Jul-14	15-Aug-14	14-Jul-14	1,865,163.99
15-Aug-14	15-Sep-14	14-Aug-14	1,753,200.18
15-Sep-14	15-Oct-14	12-Sep-14	1,640,648.25
15-Oct-14	15-Nov-14	14-Oct-14	1,527,227.10
15-Nov-14	15-Dec-14	14-Nov-14	1,413,488.18
15-Dec-14	15-Jan-15	12-Dec-14	1,298,912.30
15-Jan-15	15-Feb-15	14-Jan-15	1,183,974.10
15-Feb-15	15-Mar-15	13-Feb-15	1,068,432.15
15-Mar-15	15-Apr-15	13-Mar-15	951,740.16
15-Apr-15	15-May-15	14-Apr-15	834,978.34
15-May-15	15-Jun-15	14-May-15	717,461.70
15-Jun-15	15-Jul-15	12-Jun-15	599,469.27
15-Jul-15	15-Aug-15	14-Jul-15	480,755.47
15-Aug-15	15-Sep-15	14-Aug-15	361,519.66
15-Sep-15	15-Oct-15	14-Sep-15	241,657.54
15-Oct-15	15-Nov-15	14-Oct-15	121,124.86